UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 8, 2000


                         MERISTAR HOTELS & RESORTS, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                      1-14331                       51-0379982
(State or other jurisdiction  (Commission File              (IRS Employer
of incorporation)                  Number)                Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 965-4455

                                    FORM 8-K

ITEM 5.  OTHER EVENTS

         MeriStar Hotels & Resorts, Inc., a Delaware corporation ("MeriStar"), American Skiing Company, a Delaware corporation ("American Skiing ") and ASC Merger Sub, Inc., a Delaware corporation ("Merger Sub"), have entered into an Agreement and Plan of Merger, dated as of December 8, 2000 (the " Merger Agreement"). MeriStar, American Skiing and various principal stockholders of American Skiing have entered into a Voting and Recapitalization Agreement dated as of December 8, 2000 (the "American Skiing Voting/Recap Agreement"). MeriStar, American Skiing and various principal stockholders of MeriStar have also entered into a Voting Agreement dated as of December 8, 2000 (the "MeriStar Voting Agreement"). Under the Merger Agreement, the American Skiing Voting/Recap Agreement and the Voting Agreement, among other things:

o Merger Sub will merge with and into MeriStar, and MeriStar will become a wholly-owned subsidiary of American Skiing (the "Merger");

o Each share of MeriStar common stock will be exchanged for the right to receive 1.88 shares of American Skiing common stock;

o        American Skiing will undergo a recapitalization;

o        American Skiing will change its name to "Doral International, Inc"; and

o The principal stockholders of MeriStar and American Skiing have agreed to vote in favor of the merger and all necessary proposals.

         A more complete description of the Merger and the associated transactions can be found in the press release attached as Exhibit 99.1 to this report. All investors are encouraged to read, carefully and in their entirety, the copies of the transaction agreements attached to this report as exhibits.

         In connection with the execution of the Merger Agreement, MeriStar and Continental Stock Transfer & Trust Company, a New York corporation (the "Rights Agent"), entered into an amendment dated as of December 8, 2000 (the "Right Agreement Amendment"), to the Preferred Share Purchase Rights Agreement between MeriStar and the Rights Agent, dated as of July 23, 1998, (the "Rights Agreement") providing that the persons acquiring beneficial ownership of MeriStar common stock in the Merger are exempt from the definition of "Acquiring Person" contained in the Rights Agreement and that the Rights Agreement shall terminate after the completion of the transactions contemplated by the Merger Agreement.

         A copy of the Merger Agreement is being filed as Exhibit 2.1 to this report.

         A copy of the American Skiing Voting/Recap Agreement is being filed as
Exhibit 2.2 to this report.

         A copy of the MeriStar Voting Agreement is being filed as Exhibit 9.1 to this report.

         A copy of the Rights Agreement has been filed as Exhibit 4.4 to MeriStar's Registration Statement on Form S-1, file no. 333-49881.

         A copy of the Rights Agreement Amendment is being filed as Exhibit 4.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)      Exhibits

                           EXHIBIT      DESCRIPTION
                           -------      -----------

                           2.1 Agreement and Plan of Merger, dated as of December 8, 2000, among MeriStar, American Skiing and Merger Sub.

                           2.2 Voting and Recapitalization Agreement, dated as of December 8, 2000, among MeriStar, American Skiing and certain stockholders specified therein.

                           4.1 Rights Agreement Amendment, dated December 8, 2000, between MeriStar and the Rights Agent.

                           9.1 Voting Agreement, dated as of December 8, 2000, among MeriStar, American Skiing and certain stockholders specified therein.

                           99.1 Text of joint press release, dated December 11, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 11, 2000


                              MERISTAR HOTELS & RESORTS, INC


                                   By:  /s/  Christopher L. Bennett
                                        ---------------------------------------

                                        Christopher L. Bennett
                                        Vice President, Legal and Secretary

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

2.1 Agreement and Plan of Merger, dated as of December 8, 2000, among MeriStar, American Skiing and Merger Sub.

2.2 Voting and Recapitalization Agreement, dated as of December 8, 2000, among MeriStar, American Skiing and certain stockholders specified therein.

4.1 Rights Agreement Amendment, dated December 8, 2000, between MeriStar and the Rights Agent.

9.1 Voting Agreement, dated as of December 8, 2000, among MeriStar, American Skiing and certain stockholders specified therein.

99.1              Text of joint press release, dated December 11, 2000.